CAPITAL SOUTHWEST CORPORATION
                             1999 STOCK OPTION PLAN

1.       Objective of the Plan.
         ---------------------
         The 1999 Stock Option Plan (the "Plan") is intended to further the established policy of Capital Southwest Corporation (the "Corporation") of
encouraging ownership of its Common Stock, $1.00 par value per share (the "Common Stock"), by key employees of the Corporation and its management company subsidiary, Capital Southwest Management Corporation, and by its officers who are employees of its subsidiaries and of providing incentives for them to enhance the value of the Corporation's stock. By extending to key employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders and to be in their best interests by making it possible for the Corporation to attract and retain the best available talent.

2.       Stock Reserved for the Plan.
         ----------------------------

         One hundred forty thousand (140,000) shares of the authorized but unissued Common Stock are reserved for issuance and may be issued upon the exercise of options granted under the Plan. In lieu of such unissued shares, the Corporation may, in its discretion, transfer upon the exercise of options, reacquired shares or shares bought in the market for the purposes of the Plan provided that (subject to the provisions of Section 14) the total number of shares which may be sold pursuant to the exercise of options granted under the Plan shall not exceed one hundred forty thousand (140,000). If any options granted under the Plan shall for any reason terminate or expire without having been exercised in full, the Common Stock not purchased under such options shall again be available for the purposes of the Plan.


3.       Administration of the Plan.
         --------------------------

         The Plan shall be administered by the Board of Directors of the Corporation through actions approved by the "required majority" as defined in
Section 57(o) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Board of Directors shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the employees to whom, and the time or times at which, options shall be granted, the term of each such option, and the number of shares to be covered by each option; to determine whether an option shall be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-qualified stock option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the employees to whom, and the time or times at which, dividend equivalent rights shall be granted, and the terms of such dividend equivalent rights; to determine the terms (which need not be identical) of option agreements and dividend equivalent right agreements executed and delivered under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.       Eligibility Factors to be Considered in Making Grants.
         -----------------------------------------------------

         An option and/or dividend equivalent right may be granted to any person who, at the time of grant, is either (i) a regular salaried employee of the Corporation or its management company subsidiary, Capital Southwest Management Corporation; or (ii) an officer of the Corporation who is a regular salaried employee of one of its subsidiaries (such person or persons referred to in clauses (i) and (ii) above being singularly hereinafter referred to as "Key Employee," or, if more than one, as "Key Employees"). No incentive stock option may be granted to an individual who immediately after such option is granted owns, within the meaning of Section 422(b) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or its subsidiaries) (hereinafter called a "l0% Holder"), except in compliance with the provisions of Sections 6 and 7 hereof. In determining the Key Employees to whom options and/or dividend equivalent rights shall be granted and the number of shares to be covered by each option, the Board of Directors shall take into account the duties of the respective Key Employees, their present and potential contributions to the success of the Corporation (or one of its subsidiaries), the anticipated number of years of service remaining and such other factors as they shall deem relevant in connection with accomplishing the purpose of the Plan. Subject to the provisions of Section 5, a Key Employee who has been granted an option may be granted an additional option or options if the Board of Directors shall so determine.

5.       Types of Options; Maximum Allotment of Options.
         ----------------------------------------------

         The Board of Directors may grant either incentive stock options or non-qualified stock options under the Plan. In addition, the aggregate fair market value (determined at the time of grant in accordance with Section 6 hereof) of the shares of Common Stock which any Key Employee is first eligible to purchase in any calendar year by exercise of incentive stock options granted under the Plan and all incentive stock option plans of the Corporation or its subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an incentive stock option (or an installment thereof) shall be counted against the $100,000 annual limitation for a Key Employee only for the calendar year such stock is first purchasable under the terms of the option.

6.       Option Prices.
         -------------

         The purchase price of Common Stock covered by each option shall be 100% of the fair market value of the Common Stock at the time the option is granted, except with respect to incentive stock options granted to any 10% Holder, the purchase price shall be not less than 110% of the fair market value. The fair market value shall be (i) if the Common Stock is listed on a national securities exchange (which term shall include the Nasdaq Stock Market), the last reported sale price of the Common Stock on such exchange on the date on which the option is granted (or if there shall be no trading on such date, then on the next previous date on which there shall have been trading of the Common Stock); (ii) if the Common Stock is not listed on a national securities exchange, the average of the highest bid and the lowest ask prices at the close of business in the over-the-counter market on the date on which the option is granted; or (iii) if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, as determined by the Board of Directors of the Corporation in good faith on the basis of financial information and information regarding recent sales of Common Stock available to it, using any reasonable valuation method. The Board's determination of the fair market value shall be conclusive and the purchase price of shares of Common Stock under each option shall be set forth in the minutes of the meeting of the Board of Directors.

7.       Term of Option.
         --------------

         The term of each option shall be for such period as the Board of Directors shall determine, but not more than ten (10) years from the date of granting thereof, except that in the case of incentive stock options granted to 10% Holders, the term of each option shall not exceed five (5) years, and each option shall be subject to earlier termination as hereinafter provided.

8.       Exercise of Options and Withholding Taxes.
         -----------------------------------------

         (a) Unless otherwise determined by the Board of Directors, each option shall be exercisable on and after the first anniversary of the date of grant in five (5) equal annual installments of 20% of the shares subject to such option and, except as may be so specified, any annual installment of an option not exercised shall accumulate and thereafter may be exercised as to all, or from time to time any part of, the shares then currently exercisable prior to the expiration of the option. Fractional shares will not be issued. The purchase price of the shares as to which an option shall be exercised shall be paid in full in cash in currency of the United States of America at the time of exercise, except that, subject to the receipt of appropriate orders of the Securities and Exchange Commission which may be required pursuant to the Investment Company Act, the Board of Directors may, in its discretion, provide that payment of the purchase price of such shares may be made with shares of the Corporation's Common Stock. Except as provided in Sections 11 and 12 hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Corporation or one of its subsidiaries. The holder of an option shall not have any of the rights of a shareholder with respect to the shares covered by his option until such shares shall be issued to him upon the due exercise of the option. Proceeds from the sale of stock pursuant to the Plan shall be used for general corporate purposes.

         (b) At the time of exercise of a non-qualified stock option or a disqualifying disposition of shares issued under an incentive stock option, the employee shall remit to the Corporation in cash all applicable federal and state withholding taxes.

9.       Non-Transferability.
         -------------------

         An option granted under the Plan shall not be transferable otherwise than by a will or the laws of descent and distribution, and an option may be exercised during the lifetime of the holder only by him. A dividend equivalent right granted under the Plan shall not be transferable unless otherwise expressly provided by the Board of Directors.

10.      Dividend Equivalent Rights.
         --------------------------

         Upon the declaration of any capital gain dividend, the Board shall have the authority to grant dividend equivalent rights with respect to such dividend to eligible employees upon such terms and conditions as it shall establish, subject in all events to the following limitations and provisions of general application set forth in the Plan. Each dividend equivalent right shall entitle a holder to receive a payment (cash or otherwise) equal to the market value on the dividend payment date of any specified capital gain dividend declared and paid by the Corporation on one share of Common Stock. The Corporation shall make payments pursuant to each right within five (5) business days after the payment of the specified capital gain dividend to holders of Common Stock.

         Each dividend equivalent right shall be granted independent of any option.

         In the event of termination of employment for any reason, any dividend equivalent right held by such employee on the date of termination shall be forfeited, unless otherwise expressly provided by the Board of Directors.

11.      Termination of Employment.
         -------------------------

         In the event that the employment of any employee of the Corporation or one of its subsidiaries to whom an option has been granted under the Plan shall be terminated (otherwise than by reason of death or for "cause" as defined below) such option may be exercised, to the extent that the holder of the option was entitled to do so at the termination of his employment, at any time within one (1) month after such termination (six (6) months in the case of termination of employment at a time when the employee is "disabled" within the meaning of
Section 105 (d)(4) of the Code) but in no event after the expiration of the term of the option. As used herein, "cause" shall mean gross negligence, dishonesty or breach of fiduciary obligations to the Corporation or its subsidiaries. In the event of termination of the employment of any option holder for cause, all outstanding options held by such terminated employee shall terminate effective as of the date of notice of termination. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation or one of its subsidiaries or is employed by a corporation (or a related corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies. Retirement pursuant to any pension plan provided by the Corporation and its subsidiaries shall be deemed to be a termination of employment for the purposes of this Section 11. Nothing in the Plan or in any option or dividend equivalent right granted pursuant to the Plan shall confer upon any employee any right to continue in the employ of the Corporation or of the subsidiary by which he is employed.

12.      Death of Employee.
         -----------------

         If an employee of the Corporation or one of its subsidiaries to whom an option has been granted under the Plan shall die while he is employed by the Corporation or one of its subsidiaries or within one (1) month after termination of his employment, such option may be exercised to the extent that the employee was entitled to do so at the date of his death by his executor or administrator or other person at the time entitled by law to the employee's rights under the option, at any time within such period not exceeding six (6) months after the date of the termination of his employment by death or otherwise, as shall be prescribed in the option agreement, but in no event after the expiration of the term of the option.

13.      Definitions.
         -----------

         For purposes of the Plan, a "subsidiary" of the Corporation shall mean a corporation, whether domestic or foreign, in which the Corporation shall own, directly or indirectly, 50% or more of the issued and outstanding capital stock thereof, and "Corporation" shall mean Capital Southwest Corporation and any division thereof.

         For purposes of the Plan, employment with the Corporation or one of its subsidiaries shall mean continuous regular employment as an employee, or an uninterrupted chain of continuous regular employment as an employee or by a corporation (or a related corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

         Military, sick leave, or other bona fide leave of absence, such as temporary employment by the government, shall not be considered a termination of employment nor an interruption of employment with the Corporation or one of its subsidiaries hereunder if the period of such leave does not exceed 90 days, or, if longer, so long as the employee's right to re-employment is guaranteed either by statute or by contract.

14.      Change in Control; Antidilution.
         -------------------------------

         (a) Notwithstanding any provision of the Plan to the contrary, each outstanding option granted hereunder shall become and remain exercisable in full and each dividend equivalent right granted hereunder shall immediately vest and remain in full force and effect for its term,

                  (i) on the date 10 days prior to the record date for a meeting of shareholders of the Corporation called for the purpose of voting upon any transaction or series of transactions (other than a transaction to which only the Corporation and one or more of its subsidiaries are parties) pursuant to which the Corporation would become a subsidiary of another corporation or would be merged or consolidated with or into another corporation, or would engage in an exchange of shares with another corporation, or substantially all of the assets of the Corporation would be sold to or acquired by another person, corporation or group of associated persons acting in concert; or

                  (ii) on the date upon which any person, corporation or group of associated persons acting in concert, excluding any persons who have then been owners of 10% or more of the Common Stock of the Corporation for a continuous period of at least ten (10) years, becomes a direct or indirect beneficial owner of shares of stock of the Corporation representing an aggregate of more than 25% of the votes then entitled to be cast at a meeting for the purpose of electing Directors of the Corporation; or

                  (iii) on the date upon which the persons who were members of the Board of Directors of the Corporation as of March 31, 1999 (the "Original Directors"), cease to constitute a majority of the Board of Directors, provided, however, that any new Director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director for all purposes of this Section 14(a)(iii).

         The Corporation shall use its best efforts to notify each holder of an option and/or dividend equivalent right of his rights under this
         Section 14(a) within a reasonable period of time prior to the date or effective date of any transaction or event described above.

         (b) In the event that the Common Stock of the Corporation subject to options granted hereunder is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of merger, consolidation, exchange of shares, other
                  reorganization,      recapitalization,       reclassification,
                  combination of shares, stock split-ups or stock dividends,

                  (i) the aggregate number and kind of shares subject to outstanding options and dividend equivalent rights granted hereunder shall be adjusted appropriately;

                  (ii) rights under outstanding options and dividend equivalent rights granted hereunder, both as to the number of subject shares, and with respect to options, the option price, shall be adjusted appropriately;

                  (iii) where dissolution or liquidation of the Corporation is involved, each dividend equivalent right and outstanding option granted hereunder shall terminate, but the holder of an option shall have the right, immediately prior to such dissolution or liquidation to exercise his option in full, notwithstanding the provisions of Section 8 (but subject to the other terms and conditions of this Plan) and the Corporation shall notify each holder of an option of such right within a reasonable period of time prior to any such dissolution or liquidation; and

                  (iv) where any merger, consolidation or exchange of shares is involved from and after the effective time of such merger, consolidation or exchange of shares, each dividend equivalent right shall remain in full force and effect and become the obligation of any successor entity and each holder of an option shall be entitled, upon exercise of his option in accordance with all of the terms and conditions of this Plan, to receive in lieu of Common Stock of the Corporation, shares of such stock or other securities or consideration as the holders of Common Stock of the Corporation received pursuant to the terms of the merger, consolidation or exchange of shares.

         The adjustments contained in clauses (i), (ii), (iii) and (iv) of this subsection (b) and the manner of application of such provisions shall be determined solely by the Board of Directors and any such adjustment may provide for the elimination of fractional share interests.

15.      Time of Grant.
         -------------

         Nothing contained in the Plan or in any resolution to be adopted by the Board of Directors or the holders of Common Stock of the Corporation shall constitute the granting of any option or dividend equivalent right hereunder. An option or dividend equivalent right pursuant to the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the option or dividend equivalent right, as applicable, are determined by the Board of Directors in accordance with Section 3.

16.      Termination and Amendment of the Plan.
         --------------------------------------

         Unless the Plan shall theretofore have been terminated as hereinafter provided in this Section 16, no option or dividend equivalent right shall be granted hereunder after April 19, 2009. The Board of Directors of the Corporation may at any time prior to that date terminate the Plan or make such modification or amendment of the Plan as it shall deem advisable; provided however, that no amendment may be made which will disqualify an incentive stock option granted hereunder as an "incentive stock option" within the meaning of
Section 422 of the Code, and provided that the Board of Directors may not, without further approval by the holders of Common Stock, except as provided in
Section 14 hereof, increase the maximum number of shares for which options may be granted under the Plan, either in the aggregate or to any individual, or change the manner of determining the minimum option prices or extend the period during which an option may be granted or exercised or amend the requirements as to the class of employees eligible to receive options. No termination, modification or amendment of the Plan may adversely affect the rights of an option holder under an option previously granted to such option holder without the consent of such option holder.

17.      Government Regulations.
         -----------------------

         The Plan, the granting of dividend equivalent rights, the granting and exercise of options thereunder, and the obligation of the Corporation to sell and deliver shares under such options shall be subject to all applicable laws, rules and regulations.

18.      Shareholder Approval.
         --------------------
         The Plan shall be submitted to the shareholders for approval at the next annual meeting of shareholders or a special meeting of shareholders called for the purpose of such approval, but in no event more than one (1) year after the date of its adoption by the Board of Directors. No grants will be made under the Plan until it is approved by the shareholders of the Corporation.

19.      Severability.
         ------------
         If any provision of the Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of the Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of the Plan or any agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to eligible persons who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, or Section 422 of the Code (with respect to incentive stock options)), those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with those requirements. With respect to incentive stock options, if the Plan does not contain any provision required to be included in a plan under Section 422 of the Code, that provision shall be deemed to be incorporated into the Plan with the same force and effect as if it had been expressly set out in the Plan; provided, however, that, to the extent any option that is intended to qualify as an incentive stock option cannot so qualify, that option (to that extent) shall be deemed to be a non-qualified option for all purposes of the Plan.